UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 11, 2008

PZENA INVESTMENT MANAGEMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33761	20-8999751
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
120 West 45th Street, New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 355-1600

_______________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02     RESULTS OF OPERATION AND FINANCIAL CONDITION.

On February 11, 2008, Pzena Investment Management, Inc. (the "Company") issued a press release reporting its financial results for the fourth quarter and year ended 2007. Copies of that press release and related attachments are furnished as Exhibit 99.1 to this Current Report.

ITEM 8.01    OTHER EVENTS.

On February 11, 2008, the Company also issued a press release in which it reported its preliminary assets under management as of January 31, 2008. A copy of that press release is furnished as Exhibit 99.2 to this Current Report.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

                   (d) Exhibits

                   99.1   Press release, dated February 11, 2008, of Pzena Investment Management, Inc. relating to earnings.

                             Condensed Consolidated Statements of Financial Condition

                             As of December 31, 2007 (unaudited) and  December 31, 2006

                   Condensed Consolidated Statements of Operation

                             For the quarters ended December 31, 2007 and 2006 (unaudited) and the years ended December 31, 2007 (unaudited) and 2006

                             Unaudited Pro Forma Consolidated Statements of Operation

                             Pro Forma for the quarters and years ended December 31, 2007 and 2006

                             Unaudited Pro Forma Condensed Consolidated Statements of Operation

                             Pro Forma For the quarter ended December 31, 2007

                             Unaudited Pro Forma Condensed Consolidated Statements of Operation

                             Pro Forma for the quarter ended September 30, 2007

                             Unaudited Pro Forma Condensed Consolidated Statements of Operation

                             Pro Forma for the quarter ended December 31, 2006

                             Unaudited Pro Forma Condensed Consolidated Statements of Operation

                             Pro Forma for the year ended December 31, 2007

                             Unaudited Pro Forma Condensed Consolidated Statements Of Operations

                             Pro Forma for the year ended December 31, 2006

                   99.2   Press release, dated February 11, 2008, of Pzena Investment Management, Inc. reporting preliminary assets under management as of January 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	February 11, 2008

PZENA INVESTMENT MANAGEMENT, INC.

		By:	/s/ Wayne A. Palladino
			Name:	Wayne A. Palladino
			Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document
99.1

Press release, dated February 11, 2008, of Pzena Investment Management, Inc. relating to earnings.

Condensed Consolidated Statements of Financial Condition

As of December 31, 2007 (unaudited) and December 31, 2006

Condensed Consolidated Statements of Operation

For the quarters ended December 31, 2007 and 2006 (unaudited) and the years ended December 31, 2007 (unaudited) and 2006

Unaudited Pro Forma Consolidated Statements of Operation

Pro Forma for the quarters and years ended December 31, 2007 and 2006

Unaudited Pro Forma Condensed Consolidated Statements of Operation

Pro Forma For the quarter ended December 31, 2007

Unaudited Pro Forma Condensed Consolidated Statements of Operation

Pro Forma for the quarter ended September 30, 2007

Unaudited Pro Forma Condensed Consolidated Statements of Operation

Pro Forma for the quarter ended December 31, 2006

Unaudited Pro Forma Condensed Consolidated Statements of Operation

Pro Forma for the year ended December 31, 2007

Unaudited Pro Forma Condensed Consolidated Statements Of Operations

Pro Forma for the year ended December 31, 2006

99.2	Press release, dated February 11, 2008, of Pzena Investment Management, Inc. reporting preliminary assets under management as of January 31, 2008.